Goodwill and Other Intangible Assets - Expected Future Annual Amortization Expense for Finite-Lived Intangible Assets (Detail) - USD ($) $ in Thousands	Sep. 30, 2015	Dec. 31, 2014	Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
2015		$ 11,772
2016		9,132
2017		8,042
2018		7,738
2019		7,057
Thereafter		19,686
Net Carrying Amount	$ 50,974	$ 63,427	$ 73,636